As filed with the Securities and Exchange Commission on January 15, 1998
                                                      Registration No. 33 - 2084

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              -------------------

                         POST EFFECTIVE AMENDMENT NO. 3
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                              -------------------

                                CSX CORPORATION
             (Exact name of registrant as specified in its charter)

      COMMONWEALTH OF VIRGINIA                 52-0980785
   (State or other jurisdiction of      (I.R.S. Employer Identification Number)
    incorporation or organization)
                    One James Center - 901 East Cary Street
                            Richmond, Virginia 23219
                                 (804) 782-1400

       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                            Stephen R. Larson, Esq.
                           Assistant General Counsel
                                CSX Corporation
                     One James Center, 901 East Cary Street
                            Richmond, Virginia 23219
                                 (804) 782-1490
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With copies to:
                           Frank S. Jones, Jr., Esq.
                              D. Scott Freed, Esq.
                       Whiteford, Taylor & Preston L.L.P.
                            Seven Saint Paul Street
                           Baltimore, Maryland 21202

Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits.

            Exhibit
            Number               Description
            -------              -----------
               5.1 Opinion and consent of Whiteford, Taylor & Preston L.L.P. as to the legality of the securities*

              23.1     Consent of Ernst & Young LLP

              23.2 Consent of Whiteford, Taylor & Preston L.L.P. (included in Exhibit 5.1)*

              23.3     Consent of Price Waterhouse LLP

              24.1 Power of Attorney (included on the signature page to this Registration Statement)*
         --------------------
         * Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and Commonwealth of Virginia, on January 14, 1998.

                                    CSX CORPORATION

                                    By:    /s/ Alan A. Rudnick
                                           ____________________________________
                                           Alan A. Rudnick
                                           Vice President - General Counsel and
                                              Corporate Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                                   Title
          ---------                                   -----
     * John W. Snow                        Chairman of the Board and              January 14, 1998
________________________________             Director, President and
     JOHN W. SNOW                            Chief Executive Officer
                                             (Principal Executive Officer)



     * Paul R. Goodwin                     Executive Vice President-Finance       January 14, 1998
________________________________             and Chief Financial Officer
     PAUL R. GOODWIN                         (Principal Financial Officer)


     * James L. Ross                       Vice President and Controller          January 14, 1998
________________________________             (Principal Accounting Officer)
     JAMES L. ROSS

     * John R. Hall                        Director                               January 14, 1998
________________________________
     JOHN R. HALL

     * Elizabeth E. Bailey                 Director                               January 14, 1998
________________________________
     ELIZABETH E. BAILEY

     * Bruce C. Gottwald                   Director                               January 14, 1998
________________________________
     BRUCE C. GOTTWALD

     * Frank S. Royal, M.D.                Director                               January 14, 1998
________________________________
     FRANK S. ROYAL, M.D.

     * Robert D. Kunisch                   Director                               January 14, 1998
________________________________
     ROBERT D. KUNISCH

     * Hugh L. McColl, Jr.                 Director                               January 14, 1998
________________________________
     HUGH L. MCCOLL, JR.

     * James W. McGlothlin                 Director                               January 14, 1998
________________________________
     JAMES W. MCGLOTHLIN

     * Southwood J. Morcott                Director                               January 14, 1998
________________________________
     SOUTHWOOD J. MORCOTT

     * Charles E. Rice                     Director                               January 14, 1998
________________________________
     CHARLES E. RICE

     * Robert L. Burrus, Jr.               Director                               January 14, 1998
________________________________
     ROBERT L. BURRUS, JR.

     * William C. Richardson               Director                               January 14, 1998
________________________________
     WILLIAM C. RICHARDSON


_________________________
* Alan A. Rudnick, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of the Registrant pursuant to a power of attorney duly executed by each such person.


/s/ Alan A. Rudnick
________________________
Alan A. Rudnick
Attorney-in-fact

                                 EXHIBIT INDEX

           Exhibit
           Number           Description
           -------          -----------
               5.1 Opinion and consent of Whiteford, Taylor & Preston L.L.P. as to the legality of the securities*

              23.1       Consent of Ernst & Young LLP

              23.2 Consent of Whiteford, Taylor & Preston L.L.P. (included in Exhibit 5.1)*

              23.3       Consent of Price Waterhouse LLP

              24.1 Power of Attorney (included on the signature page to this Registration Statement)*

         __________________
         * Previously filed


                                      II-1